SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                                December 30, 1996
                Date of Report (Date of Earliest Event Reported)


                              OXFORD CAPITAL CORP.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its Charter)


                                     NEVADA
                  --------------------------------------------
                  State or other jurisdiction of Incorporation


       2-98747-D                                               87-0421454
------------------------                                  ---------------------
Commission File Number                                    (IRS Employer Number)
Identification

4245 North Central Expwy.
Suite 300
Dallas, Texas                                                      75205
--------------------------------                                 -----------
(Address of principal executive                                  (Zip Code)
 Offices)


               Registrant's telephone number, including area code

                                  (214)520-0100
                                  --------------

                             OXFORD INVESTMENT, INC
                             4615 Southwest Freeway
                                    Suite 420
                              Houston, Texas 77027
              ----------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)

Item 8. Change in Registrant's Fiscal Year End

     Pursuant to a Special Board of Directors meeting held on December 30, 1996, it was resolved to change the Company's fiscal year end to June 30. The Board of Directors directed the Company's auditors, Thomas Leger & Co. L.L.P., to prepare a 10KSB for the transition period of January 1, 1996, to June 30, 1996. This change was required due to the merger of the Company with Rx Staffing, Inc., and Safety and Fatigue Consultants International, Inc., whose year end is June 30.


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
                                   SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, herein onto duly authorize.


                                         OXFORD CAPITAL CORP.



Date:  March 25, 1997                    By:  /s/ Robert Cheney
                                            -----------------------------------
                                             Robert Cheney, President and CEO


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